[logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002


[graphic omitted]

                             MFS(R) INSTITUTIONAL
                             CORE EQUITY FUND

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
     NOT A DEPOSIT            NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) INSTITUTIONAL CORE EQUITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961,
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           (investor in health care companies), Managing
Brigham and Women's Hospital, Chief of Cardiac           General Partner (since 1993); Cambridge
Surgery; Harvard Medical School, Professor of            Nutraceuticals (professional nutritional
Surgery                                                  products), Chief Executive Officer (until May
                                                         2001); Paragon Trade Brands, Inc. (disposable
WILLIAM R. GUTOW (born 09/27/41) Trustee                 consumer products), Director
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          ELAINE R. SMITH (born 04/25/46) Trustee
franchise), Vice Chairman                                Independent health care industry consultant

J. ATWOOD IVES (born 05/01/36) Trustee                   WARD SMITH (born 09/13/30) Trustee
Private investor; KeySpan Corporation (energy            Private investor; Sundstrand Corporation
related services), Director; Eastern Enterprises         (manufacturer of highly engineered products for
(diversified services company), Chairman, Trustee        industrial and aerospace applications), Director
and Chief Executive Officer (until November 2000)        (until June 1999)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8
500 Boylston Street                                      a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
John D. Laupheimer, Jr.+                                 business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf.)
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch- tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2002, the fund provided a total return of -10.63%, including the reinvestment of any dividends and capital gain distributions. During the same period, the fund's returns compare with a -17.99% return for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market. It is not possible to invest directly in an index.

A DIFFICULT STOCK MARKET
A sluggish economy, a lack of corporate spending, earnings disappointments, corporate accounting scandals, and fears over war with Iraq undermined investor confidence and resulted in negative returns. Gains made in October and November were somewhat negated by December's mixed economic signals. For the year, a lack of consumer and corporate spending on technology continued to send technology stocks downward, and that impacted all broad market indices.

CONTRIBUTIONS FROM PRINT PUBLISHING, CONSUMER STAPLES
Our overweight position in print and publishing stocks such as Tribune, Gannett, and McGraw-Hill continued to contribute to performance in the second half of 2002. These three particular companies benefited from improvements in advertising revenues and above average growth. The portfolio also benefited by avoiding McDonald's as disappointing earnings and growth prospects continued to plague this stock.

Consumer staples made a solid contribution to the portfolio's performance. Holdings in Proctor & Gamble and Avon did well because of the firms' new product introductions and better-than-expected earnings. Not owning shares of Coca-Cola also helped the portfolio when the company's poor earnings performance weighed heavily on the company's stock price.

DISAPPOINTMENTS IN HEALTH CARE AND RETAIL
Our health care holdings performed poorly. Although we benefited from owning shares of Eli Lilly and Forest Laboratories, which were two of our top contributors for the period, their performance was more than offset by our other health care positions such as Wyeth and Cigna. Shares of Wyeth fell when the long-term use of Wyeth's popular hormone replacement drug, Prempro, was found to be a contributing cause of heart disease and breast cancer. Cigna, a health care insurer, significantly lowered its earnings expectations after disclosing that it had mispriced a portion of its business -- a portion that we had expected to be very stable. Both Wyeth and Cigna have been sold.

Our retail holdings were disappointing, especially Sears. The price of Sears stock declined when the company disclosed that the poor performance of its credit card subsidiary would outweigh the progress it had made in turning around its retailing operations. Sears is no longer in the portfolio.

DEPRESSED PRICES PRESENT OPPORTUNITIES
After the steep stock market declines of the past three years, many traditional growth stocks are experiencing a slowdown in their growth rates and are in a transition period. In our opinion, the market has a difficult time appropriately valuing these companies, and we believe they present attractive investment opportunities. Safeway (the U.S. company) and Kroger, both supermarket chains, are good examples. The groceries industry consolidated throughout the 1990s, driving double-digit earnings growth for both companies. Now food prices are lower, traditional grocery chains have WalMart as a competitor, and there are no more merger synergies to drive growth. Both Safeway and Kroger have been struggling to rethink their business models. While these are all causes for concern, we think the market has overreacted to these developments, and now the stocks of these companies are selling below what they think they're worth.

MODEST ECONOMIC IMPROVEMENT AMID CONTINUED UNCERTAINTY
While we don't expect a robust economy going forward, we do believe that the worst is over and we're expecting a continued weak recovery in 2003. Mixed economic data and concerns surrounding Iraq and the Korean peninsula continue to create uncertainty for investors. However, we think this is a time that suits our stock-by-stock selection process. While it's impossible to know which areas in the market will generate the best short-term results, our goal is to have a broadly diversified portfolio of stocks that we think should do well in any market environment.

     Respectfully,

 /s/ John D. Laupheimer, Jr.

     John D. Laupheimer, Jr.
     Portfolio Manager

Note to Shareholders: Effective May 2002, John D. Laupheimer, Jr. became the sole portfolio manager. Prior to this date, the portfolio was managed by John
D. Laupheimer, Jr. and Brooks Taylor.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., CFA, is Senior Vice President and Director of Equity Research of MFS Investment Management(R) (MFS(R)) and portfolio manager of the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines.

John joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999.

John is a graduate of Boston University and the MIT Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

FUND FACTS

Objective: Seeks long-term growth of capital generally consistent with that of a diversified large-cap portfolio and income equal to approximately 90% of the dividend yield of the S&P 500.

Commencement of investment operations: December 31, 1998

Size: $9.3 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

                                      6 Months               1 Year              3 Years                Life*
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return                -10.63%              -20.21%              -32.70%              -25.58%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return              --                 -20.21%              -12.37%              - 7.12%
-------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, December 31, 1998, through
  December 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2002

Stocks - 95.2%
------------------------------------------------------------------------------
ISSUER                                                    SHARES         VALUE
------------------------------------------------------------------------------
U.S. Stocks - 89.2%
  Aerospace - 0.2%
    Lockheed Martin Corp.                                    400    $   23,100
------------------------------------------------------------------------------
  Apparel & Textiles - 0.6%
    Nike, Inc., "B"                                        1,230    $   54,698
------------------------------------------------------------------------------
  Automotive - 0.4%
    Harley-Davidson, Inc.                                    780    $   36,036
------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.0%
    Bank of America Corp.                                  1,927    $  134,061
    Wells Fargo Co.                                        5,119       239,928
                                                                    ----------
                                                                    $  373,989
------------------------------------------------------------------------------
  Biotechnology - 3.2%
    Amgen, Inc.*                                           1,190    $   57,525
    Eli Lilly & Co.                                        3,867       245,554
                                                                    ----------
                                                                    $  303,079
------------------------------------------------------------------------------
  Business Machines - 3.0%
    International Business Machines Corp.                  3,573    $  276,907
------------------------------------------------------------------------------
  Business Services - 1.7%
    Automatic Data Processing, Inc.                        1,806    $   70,886
    First Data Corp.                                       2,618        92,703
                                                                    ----------
                                                                    $  163,589
------------------------------------------------------------------------------
  Chemicals - 1.4%
    PPG Industries, Inc.                                   2,540    $  127,381
------------------------------------------------------------------------------
  Computer Software - 1.1%
    Oracle Corp.*                                          9,766    $  105,473
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    Microsoft Corp.*                                       5,302    $  274,113
------------------------------------------------------------------------------
  Computer Software - Systems - 2.1%
    Dell Computer Corp.*                                   3,410    $   91,184
    Intel Corp.                                            5,197        80,917
    VERITAS Software Corp.*                                1,600        24,992
                                                                    ----------
                                                                    $  197,093
------------------------------------------------------------------------------
  Conglomerates - 2.0%
    General Electric Co.                                   7,642    $  186,083
------------------------------------------------------------------------------
  Consumer Goods & Services - 6.3%
    Avon Products, Inc.                                    1,230    $   66,260
    Colgate-Palmolive Co.                                  1,340        70,256
    Gillette Co.                                           1,515        45,996
    Kimberly-Clark Corp.                                     900        42,723
    Newell Rubbermaid, Inc.                                1,390        42,159
    Philip Morris Cos., Inc.                               4,640       188,059
    Procter & Gamble Co.                                   1,563       134,324
                                                                    ----------
                                                                    $  589,777
------------------------------------------------------------------------------
  Electronics - 0.8%
    Analog Devices, Inc.*                                  3,269    $   78,031
------------------------------------------------------------------------------
  Entertainment - 2.7%
    AOL Time Warner, Inc.*                                 4,080    $   53,448
    Viacom, Inc., "B"*                                     4,804       195,811
                                                                    ----------
                                                                    $  249,259
------------------------------------------------------------------------------
  Financial Institutions - 8.1%
    Charter One Financial, Inc.                              934    $   26,834
    Citigroup, Inc.                                        5,286       186,014
    Fannie Mae                                             1,838       118,239
    Freddie Mac                                            4,148       244,939
    Goldman Sachs Group, Inc.                              1,642       111,820
    State Street Corp.                                     1,840        71,760
                                                                    ----------
                                                                    $  759,606
------------------------------------------------------------------------------
  Food & Beverage Products - 3.0%
    Anheuser-Busch Cos., Inc.                              1,999    $   96,752
    Kellogg Co.                                            1,730        59,287
    PepsiCo, Inc.                                          2,845       120,116
                                                                    ----------
                                                                    $  276,155
------------------------------------------------------------------------------
  Forest & Paper Products - 1.3%
    International Paper Co.                                3,350    $  117,150
------------------------------------------------------------------------------
  Industrial Gases - 1.1%
    Praxair, Inc.                                          1,766    $  102,022
------------------------------------------------------------------------------
  Insurance - 4.3%
    AFLAC, Inc.                                              757    $   22,801
    Chubb Corp.                                            1,370        71,514
    Hartford Financial Services Group, Inc.                1,860        84,500
    MetLife, Inc.                                          2,327        62,922
    The St. Paul Cos., Inc.                                1,833        62,414
    Travelers Property Casualty Corp.*                     5,470        80,135
    UnumProvident Corp.                                      890        15,610
                                                                    ----------
                                                                    $  399,896
------------------------------------------------------------------------------
  Machinery - 1.0%
    Danaher Corp.                                            421    $   27,660
    Deere & Co.                                            1,350        61,897
                                                                    ----------
                                                                    $   89,557
------------------------------------------------------------------------------
  Medical & Health Products - 8.0%
    Abbott Laboratories, Inc.                              1,850    $   74,000
    Boston Scientific Corp.*                                 600        25,512
    Forest Laboratories, Inc.*                               300        29,466
    Guidant Corp.*                                           800        24,680
    Johnson & Johnson Co.                                  4,468       239,976
    Pfizer, Inc.                                          11,456       350,210
                                                                    ----------
                                                                    $  743,844
------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.1%
    Cardinal Health, Inc.                                    490    $   29,003
    HCA, Inc.                                              1,856        77,024
                                                                    ----------
                                                                    $  106,027
------------------------------------------------------------------------------
  Metals & Minerals - 0.6%
    Alcoa, Inc.                                            2,277    $   51,870
------------------------------------------------------------------------------
  Oil Services - 0.1%
    Baker Hughes, Inc.                                       200    $    6,438
------------------------------------------------------------------------------
  Oils - 3.5%
    Exxon Mobil Corp.                                      9,274    $  324,034
------------------------------------------------------------------------------
  Photographic Products - 0.3%
    Eastman Kodak Co.                                        860    $   30,134
------------------------------------------------------------------------------
  Printing & Publishing - 5.6%
    Gannett Co., Inc.                                      2,177    $  156,309
    McGraw-Hill Cos., Inc.                                 1,311        79,237
    New York Times Co.                                     4,361       199,428
    Tribune Co.                                            1,830        83,192
                                                                    ----------
                                                                    $  518,166
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    McDonald's Corp.                                       1,500    $   24,120
------------------------------------------------------------------------------
  Retail - 7.2%
    Gap, Inc.                                              4,970    $   77,134
    Home Depot, Inc.                                       7,530       180,419
    Kohl's Corp.*                                          1,000        55,950
    May Department Stores Co.                              1,260        28,955
    Target Corp.                                           2,405        72,150
    Wal-Mart Stores, Inc.                                  5,164       260,834
                                                                    ----------
                                                                    $  675,442
------------------------------------------------------------------------------
  Special Products & Services - 1.7%
    3M Co.                                                   756    $   93,215
    Illinois Tool Works, Inc.                              1,060        68,751
                                                                    ----------
                                                                    $  161,966
------------------------------------------------------------------------------
  Supermarkets - 1.1%
    Kroger Co.*                                            3,240    $   50,058
    Safeway, Inc.*                                         2,180        50,925
                                                                    ----------
                                                                    $  100,983
------------------------------------------------------------------------------
  Telecommunications - Wireline - 3.0%
    Cisco Systems, Inc.*                                  21,191    $  277,602
------------------------------------------------------------------------------
  Transportation - 1.8%
    Fedex Corp.*                                           1,450    $   78,619
    United Parcel Service, Inc.                            1,400        88,312
                                                                    ----------
                                                                    $  166,931
------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    PPL Corp.                                                860    $   29,825
------------------------------------------------------------------------------
  Utilities - Telephone - 3.4%
    AT&T Corp.                                             1,620    $   42,298
    BellSouth Corp.                                        8,720       225,586
    SBC Communications, Inc.                               1,880        50,967
                                                                    ----------
                                                                    $  318,851
------------------------------------------------------------------------------
Total U.S. Stocks                                                   $8,319,227
------------------------------------------------------------------------------

Foreign Stocks - 6.0%
  Bermuda - 1.0%
    Accenture Ltd. (Business Services)                     2,600    $   46,774
    XL Capital Ltd. (Insurance)                              580        44,805
                                                                    ----------
                                                                    $   91,579
------------------------------------------------------------------------------
  Canada - 1.9%
    Canadian National Railway Co. (Railroads)              1,610    $   66,911
    Encana Corp. (Oils)                                    3,700       115,070
                                                                    ----------
                                                                    $  181,981
------------------------------------------------------------------------------
  France - 1.0%
    Aventis (Medical & Health Products)                    1,700    $   92,123
------------------------------------------------------------------------------
  United Kingdom - 2.1%
    BP Amoco PLC, ADR (Oils)                               2,660    $  108,129
    BT Group PLC (Telecommunications - Wireline)             700        21,931
    Diageo PLC (Food & Beverage Products)                  1,506        65,963
                                                                    ----------
                                                                    $  196,023
------------------------------------------------------------------------------
Total Foreign Stocks                                                $  561,706
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $9,392,237)                          $8,880,933
------------------------------------------------------------------------------
Repurchase Agreement - 4.6%
------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 1/02/03,
      total to be received $432,639 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost   $  433    $  432,611
------------------------------------------------------------------------------
Total Investments (Identified Cost, $9,824,848)                     $9,313,544
Other Assets, Less Liabilities - 0.2%                                   16,348
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $9,329,892
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
DECEMBER 31, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $9,824,848)              $ 9,313,544
  Cash                                                                     229
  Foreign currency, at value (identified cost, $13)                         15
  Receivable for investments sold                                       11,241
  Interest and dividends receivable                                     11,387
                                                                   -----------
      Total assets                                                 $ 9,336,417
                                                                   ===========
Liabilities:
  Payable for investments purchased                                     $6,387
  Payable to affiliate for management fee                                  138
                                                                   -----------
      Total liabilities                                                 $6,525
                                                                   -----------
Net assets                                                         $ 9,329,892
                                                                   ===========
Net assets consist of:
  Paid-in capital                                                  $15,095,964
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                      (511,285)
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (5,260,510)
  Accumulated undistributed net investment income                        5,723
                                                                   -----------
      Total                                                        $ 9,329,892
                                                                   ===========
Shares of beneficial interest outstanding                           1,300,340
                                                                    =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)           $7.17
                                                                     =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                       $    89,058
    Interest                                                             14,034
    Foreign taxes withheld                                                 (779)
                                                                    -----------
      Total investment income                                       $   102,313
                                                                    -----------
  Expenses -
    Management fee                                                  $    37,015
    Trustees' compensation                                                  280
    Shareholder servicing agent fee                                         460
    Administrative fee                                                       97
    Custodian fee                                                         3,125
    Printing                                                              1,297
    Auditing fees                                                        16,450
    Legal fees                                                              510
    Registration fees                                                    10,640
    Miscellaneous                                                         4,697
                                                                    -----------
      Total expenses                                                $    74,571
    Fees paid indirectly                                                   (650)
    Reduction of expenses by investment adviser                         (40,032)
                                                                    -----------
      Net expenses                                                  $    33,889
                                                                    -----------
        Net investment income                                       $    68,424
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(1,652,069)
    Foreign currency transactions                                            (5)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(1,652,074)
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $   189,093
    Translation of assets and liabilities in foreign
      currencies                                                              3
                                                                    -----------
      Net unrealized gain on investments and foreign
        currency translation                                        $   189,096
                                                                    -----------
        Net realized and unrealized loss on investments
          and foreign currency                                      $(1,462,978)
                                                                    -----------
          Decrease in net assets from operations                    $(1,394,554)
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------
                                                                            SIX MONTHS ENDED              YEAR ENDED
                                                                           DECEMBER 31, 2002           JUNE 30, 2002
                                                                                 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                              $68,424                $130,435
  Net realized loss on investments and foreign currency transactions              (1,652,074)             (2,065,021)
  Net unrealized gain (loss) on investments and foreign currency translation         189,096                (522,461)
                                                                                 -----------              ----------
      Decrease in net assets from operations                                     $(1,394,554)            $(2,457,047)
                                                                                 -----------              ----------
Distributions declared to shareholders from net investment income                  $(144,217)              $(130,584)
                                                                                 -----------              ----------
Net increase (decrease) in net assets from fund share transactions               $(2,955,859)             $1,030,583
                                                                                 -----------              ----------
      Total decrease in net assets                                               $(4,494,630)            $(1,557,048)
Net assets:
  At beginning of period                                                          13,824,522              15,381,570
                                                                                 -----------              ----------
  At end of period (including accumulated undistributed net
    investment income of $5,723 and $81,516, respectively)                        $9,329,892             $13,824,522
                                                                                 ===========             ===========
See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED JUNE 30,
                                         SIX MONTHS ENDED         -----------------------------------------      PERIOD ENDED
                                        DECEMBER 31, 2002             2002             2001            2000    JUNE 30, 1999*
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $  8.16          $  9.72          $ 11.18         $ 10.70           $ 10.00
                                                  -------          -------          -------         -------           -------
Income from investment operations# -
  Net investment income(S)                        $  0.04          $  0.08          $  0.09         $  0.07           $  0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                (0.92)           (1.56)           (1.48)           0.47              0.66
                                                  -------          -------          -------         -------           -------
      Total from investment operations             $(0.88)          $(1.48)          $(1.39)        $  0.54           $  0.70
                                                  -------          -------          -------         -------           -------
Less distributions declared to shareholders -
  From net investment income                       $(0.11)          $(0.08)          $(0.07)         $(0.05)          $ --
  From net realized gain on investments and
    foreign currency transactions                  --               --               --               (0.01)            --
                                                  -------          -------          -------         -------           -------
      Total distributions declared to
        shareholders                               $(0.11)          $(0.08)          $(0.07)         $(0.06)          $ --
                                                  -------          -------          -------         -------           -------
Net asset value - end of period                   $  7.17          $  8.16          $  9.72         $ 11.18           $ 10.70
                                                  =======          =======          =======         =======           =======
Total return                                       (10.63)%++       (15.29)%         (12.54)%          5.04%             7.00%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                         0.55%+           0.55%            0.57%           0.65%             0.66%+
  Net investment income                              1.11%+           0.89%            0.80%           0.69%             0.68%+
Portfolio turnover                                     42%              71%              82%             86%               36%

Net assets at end of period (000 Omitted)          $9,330          $13,825          $15,382         $17,298           $12,781

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of managment fee, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

    Net investment income (loss)                   $ 0.02           $ 0.00+++        $ 0.04          $ 0.03            $(0.01)
    Ratios (to average net assets):
      Expenses##                                     1.20%+           1.40%            1.00%           1.04%             1.40%+
      Net investment income (loss)                   0.46%+           0.04%            0.37%           0.30%            (0.06)%+

  * For  the  period  from  the  commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Core Equity Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002 there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows:

                                              JUNE 30, 2002    JUNE 30, 2001
------------------------------------------------------------------------------
Distributions declared from ordinary income        $130,584         $118,386

As of June 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

         Undistributed ordinary income       $     81,516
         Capital loss carryforward             (2,414,789)
         Unrealized loss                         (920,543)
         Other temporary differences             (973,485)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on

        EXPIRATION DATE
        --------------------------------------------------------------
        June 30, 2008                                     $  (244,887)
        June 30, 2009                                        (184,266)
        June 30, 2010                                      (1,985,636)
                                                          -----------
            Total                                         $(2,414,789)
                                                          ===========

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended December 31, 2002 were 0.55% of average daily net assets on an annualized basis. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's other expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays the compensation to the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion             0.0175%
                Next $2.5 billion            0.0130%
                Next $2.5 billion            0.0005%
                In excess of $7 billion      0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,953,485 and $7,680,477, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $10,043,493
                                                                -----------
Gross unrealized depreciation                                   $(1,021,055)
Gross unrealized appreciation                                       291,106
                                                                -----------
    Net unrealized depreciation                                 $  (729,949)
                                                                ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                 SIX MONTHS ENDED DECEMBER 31, 2002     YEAR ENDED JUNE 30, 2002
                                                                                      --------------------------
                                                            SHARES           AMOUNT       SHARES          AMOUNT
----------------------------------------------------------------------------------------------------------------
Shares sold                                                --          $  --               97,614      $  899,999
Shares issued to shareholders in reinvestment
  of distributions                                          20,114         144,217         14,224         130,584
Shares reacquired                                        (414,448)      (3,100,076)       --             --
                                                        ---------      -----------        -------      ----------
    Net increase (decrease)                              (394,334)     $(2,955,859)       111,838      $1,030,583
                                                        =========      ===========        =======      ==========

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $34 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no borrowings during the period.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                              ICE-SEM  02/03 68